UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2005

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4034	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, California 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

Employment Agreement with Dennis Kogod

The Company entered into an Employment Agreement with Dennis Kogod on October 31, 2005, which agreement is effective as of October 24, 2005, (the “Kogod Agreement”). Under the terms of the Kogod Agreement, Mr. Kogod will serve as the Company’s President – West. Mr. Kogod will receive an annual base salary of $397,500 and is eligible to receive a performance bonus of up to 60% of Mr. Kogod’s base salary, as determined by the Chief Executive Officer and/or the Board of Directors or the Compensation Committee of the Board of Directors, in his/its sole discretion.

Pursuant to the Kogod Agreement, Mr. Kogod was granted stock options to purchase 20,000 shares of the Company’s common stock. The options have a five-year term and vest 25% on the first anniversary date of the grant, 8.33% on the 20th month of the grant, and 8.33% every 4 months thereafter. As additional compensation, Mr. Kogod received 5,000 shares of the Company’s restricted stock units, entitling Mr. Kogod to the same number of full shares of the Company’s common stock. The 5,000 shares of restricted stock units will fully vest over a three-year period, with one-third vesting on the first, second, and third anniversary of the grant date.

Under the terms of the Kogod Agreement, Mr. Kogod is an “at-will” employee, which means that either Mr. Kogod or the Company may terminate his employment at any time. In the event that Mr. Kogod’s employment is terminated for reasons other than death, material cause or disability or if Mr. Kogod resigns within sixty days following a good cause event unrelated to a change of control, Mr. Kogod is entitled to receive his base salary for a period of one year following such termination and a lump-sum payment equivalent to the performance bonus paid to him in the year prior to termination. Mr. Kogod is entitled to receive his base salary for a period of two years if he resigns within 60 days following a good cause event after a change of control and a lump-sum payment equivalent to the performance bonus paid to him in the year prior to termination. The Kogod Agreement provides further that Mr. Kogod is prohibited from competing with the Company and from soliciting employees, patients, physicians or customers of the Company for a period of one year following the termination of his employment for any reason.

The foregoing description of the Kogod Agreement is qualified in its entirety by reference to the Kogod Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Employment Agreement with Christopher J. Riopelle

On November 2, 2005, the Company entered into an Employment Agreement (the “Riopelle Agreement”) with Christopher J. Riopelle. Under the terms of the Riopelle Agreement, Mr. Riopelle will serve as the Company’s Chief Compliance Officer and will report to both Kent Thiry, Chief Executive Officer and Dennis Kogod, President – West. Mr. Riopelle will receive an annual base salary of $225,000 and is eligible to receive a performance bonus of up to 60% of Mr. Riopelle’s base salary for performance in 2005. Thereafter, Mr. Riopelle shall be eligible to receive a performance bonus of up to $135,000. Any bonus award shall be determined by the Chief Executive Officer and/or the Board of Directors or the Compensation Committee of the Board of Directors, in his/its sole discretion.

In accordance with the Riopelle Agreement, Mr. Riopelle was granted stock options to purchase 25,000 shares of the Company’s common stock. The options have a five-year term and vest 25% on the first anniversary date of the grant, 8.33% on the 20th month of the grant, and 8.33% every 4 months thereafter. As additional compensation, Mr. Riopelle received 2,500 shares of the Company’s restricted stock units, entitling Mr. Riopelle to the same number of full shares of the Company’s common stock. The shares of restricted stock units will fully vest over a five-year period, with one-third vesting on the third, fourth, and fifth anniversary of the grant date.

Under the terms of the Riopelle Agreement, Mr. Riopelle is an “at-will” employee, which means that either Mr. Riopelle or the Company may terminate his employment at any time. In the event that Mr. Riopelle’s employment is terminated for reasons other than death, material cause or disability or if he resigns for good cause, Mr. Riopelle is entitled to receive his base salary for a period of one year following such termination and health benefits for a period of one year following termination at the same cost paid by him during employment. Mr. Riopelle’s salary and benefits are subject to reduction upon engagement of other employment. The Riopelle Agreement provides further that Mr. Riopelle is prohibited from competing with the Company and from soliciting employees, patients, physicians or customers of the Company for a period of one year following the termination of his employment for any reason.

The foregoing description of the Riopelle Agreement is qualified in its entirety by reference to the Riopelle Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Severance and General Release Agreement with Lori Pelliccioni

On November 3, 2005, the Company entered into a Severance and General Release Agreement with Lori Pelliccioni (the “Severance Agreement”). Pursuant to the terms of the Severance Agreement, (1) Ms. Pelliccioni’s employment with the Company will terminate on November 11, 2005, (2) the option granted to Ms. Pelliccioni to purchase 30,000 shares of the Company’s common stock will vest on November 5, 2005, (3) the Company will continue to pay Ms. Pelliccioni her current base salary for the period from November 13, 2005 through February 12, 2006, and (4) the Company will reimburse Ms. Pelliccioni for a portion of COBRA insurance premiums for a three month period in the event she elects to receive COBRA benefits.

The foregoing description of the Severance Agreement is qualified in its entirety by reference to the Severance Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number
10.1	Employment Agreement, dated October 31, 2005, effective October 24, 2005, by and between DaVita Inc. and Dennis Kogod.

10.2	Employment Agreement, dated November 2, 2005, by and between DaVita, Inc. and Christopher J. Riopelle.

10.3	Severance and General Release Agreement between DaVita Inc. and Lori Pelliccioni, entered into as of November 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.
Date: November 4, 2005

/S/ JOSEPH SCHOHL
Joseph Schohl
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement, dated October 31, 2005, effective October 24, 2005, by and between DaVita Inc. and Dennis Kogod.

10.2	Employment Agreement, dated November 2, 2005, by and between DaVita, Inc. and Christopher J. Riopelle.

10.3	Severance and General Release Agreement between DaVita Inc. and Lori Pelliccioni, entered into as of November 3, 2005.